UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, D.C. 20549

FORM 8-K

 CURRENT REPORT
 Pursuant to section 13 or 15(d) of
 the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 19, 2008 (December 15, 2008)

UST INC.
 (Exact name of registrant as specified in its charter)

Delaware	0-17506	06-1193986
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

6 High Ridge Park, Building A, Stamford, Connecticut		06905

(Address of principal executive offices)		(Zip Code)

(203) 817-3000
 (Registrant’s telephone number, including area code)
Not Applicable
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Section 409A-Related Amendments to Employment and Severance Agreements

The Board of Directors (the “Board”) of UST Inc. (the “Company”) previously authorized, on September 7, 2008, amendments to certain existing individual employment and severance agreements covering the Company’s Chief Executive Officer, Chief Financial Officer and other named executive officers to reflect technical changes necessary to comply with section 409A of the Internal Revenue Code (“Section 409A”), as described in the Form 8-K filed by the Company on September 8, 2008 (the “September 8, 2008 Form 8-K”).  Each of the agreements listed below, as amended to comply with Section 409A, was executed by the applicable named executive officer on or about December 16, 2008, and is attached hereto:

•	Agreement between the Company and Murray S. Kessler, attached hereto as Exhibit 10.1;
•	Agreement between the Company and Richard Kohlberger, attached hereto as Exhibit 10.2;
•	Agreement between the Company and Raymond Silcock, attached hereto as Exhibit 10.3;
•	Severance Agreement between the Company, International Wine and Spirits Ltd. and Theodor P. Baesler, attached hereto as Exhibit 10.4;
•	Severance Agreement between the Company, U.S. Smokeless Tobacco Company and Daniel W. Butler, attached hereto as Exhibit 10.5; and
•	Severance Agreement between the Company and Richard Kohlberger, attached hereto as Exhibit 10.6.

Amendments to UST Inc. Officers’ Supplemental Retirement Plan and UST Inc. Benefit Restoration Plan (collectively, the “Nonqualified Retirement Plans”)

As set forth in the September 8, 2008 Form 8-K, on September 7, 2008, the Board authorized amendments to the Nonqualified Retirement Plans in respect of each participant who entered into a letter agreement with the Company agreeing to such amendments.  Such participants include the Company’s named executive officers.  As finalized, the amendments to the Nonqualified Retirement Plans provide for a lump sum distribution of accrued benefits under the Nonqualified Retirement Plans to active participants on the earlier of (a) a participant’s separation from service or (b) December 31, 2010, and freeze future benefit accruals as of December 31, 2008, subject to a change in control of the Company (as defined in Section 409A).  For purposes of the amendments, the consummation of the transactions contemplated by the Agreement and Plan of Merger, dated as of September 7, 2008, among the Company, Altria Group, Inc., a Virginia corporation and Armchair Merger Sub, Inc., a Delaware corporation and an indirect wholly-owned subsidiary of Parent, as amended by Amendment No. 1 to the Agreement and Plan of Merger, dated as of October 2, 2008, will constitute a change in control of the Company.  Pursuant to the requirements of Section 409A, the lump sum payments generally may not be made earlier than January 1, 2009, and, in the event of a participant’s separation from service in 2008, shall be made on or about January 2, 2009.

The finalized amendments to the Nonqualified Retirement Plans, as authorized by the Board, were executed on December 15, 2008 and are attached hereto as Exhibit 10.7.

Item 9.01  Financial Statements and Exhibits.

(c)  Exhibits

The following are included as exhibits to this report:

Exhibit No.	Description

10.1	Amended Agreement between the Company and Murray S. Kessler, dated December 16, 2008.

10.2	Amended Agreement between the Company and Richard Kohlberger, dated December 16, 2008.

10.3	Amended Agreement between the Company and Raymond Silcock, dated December 16, 2008.

10.4	Amended Severance Agreement between the Company, International Wine and Spirits Ltd. and Theodor P. Baesler, dated December 16, 2008.

10.5	Amended Severance Agreement between the Company, U.S. Smokeless Tobacco Company and Daniel W. Butler, dated December 16, 2008.

10.6	Amended Severance Agreement between the Company and Richard Kohlberger, effective December 16, 2008.

10.7	Amendments to the UST Inc. Nonqualified Retirement Plans, dated December 15, 2008.

UST INC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UST INC.

(Registrant)

Date:	December 19, 2008	By:

/s/ Gary B. Glass

Name: Gary B. Glass

Title: Vice President, General Counsel and Assistant Secretary

INDEX TO EXHIBITS

Exhibit No.	Description

10.1	Amended Agreement between the Company and Murray S. Kessler, dated December 16, 2008.

10.2	Amended Agreement between the Company and Richard Kohlberger, dated December 16, 2008.

10.3	Amended Agreement between the Company and Raymond Silcock, dated December 16, 2008.

10.4	Amended Severance Agreement between the Company, International Wine and Spirits Ltd. and Theodor P. Baesler, dated December 16, 2008.

10.5	Amended Severance Agreement between the Company, U.S. Smokeless Tobacco Company and Daniel W. Butler, dated December 16, 2008.

10.6	Amended Severance Agreement between the Company and Richard Kohlberger, effective December 16, 2008.

10.7	Amendments to the UST Inc. Nonqualified Retirement Plans, dated December 15, 2008.